UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2023

Univar Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3075 Highland Parkway, Suite 200

Downers Grove, IL 60515

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	UNVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Univar Solutions Inc. (the “Company”) Annual Meeting, held on May 4, 2023, the Company’s stockholders (i) elected ten directors, each to serve as directors and hold office until the 2024 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 22, 2023 (the “Proxy Statement”), and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Each of these proposals is described in more detail in the Proxy Statement.

The matters voted upon at the Annual Meeting and the results of the votes are as follows:

1.	Proposal 1: Election of Directors, Each to Serve for a Term of One Year

	For	Withhold	Broker Non-Votes
Ms. Joan A. Braca	137,711,601	10,216,694	2,525,081
Mr. Mark J. Byrne	136,172,922	11,755,373	2,525,081
Mr. Daniel P. Doheny	137,937,436	9,990,859	2,525,081
Ms. Rhonda Germany	132,855,110	15,073,185	2,525,081
Mr. David C. Jukes	139,163,162	8,765,133	2,525,081
Mr. Varun Laroyia	139,164,670	8,763,625	2,525,081
Mr. Stephen D. Newlin	138,396,681	9,531,614	2,525,081
Mr. Christopher D. Pappas	138,143,853	9,784,442	2,525,081
Mr. Kerry J. Preete	138,954,516	8,973,779	2,525,081
Mr. Robert L. Wood	138,688,916	9,239,379	2,525,081

2.	Proposal 2: Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
139,056,933	719,392	8,151,970	2,525,081

3.	Proposal 3: Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2023

For	Against	Abstain	Broker Non-Votes
141,481,942	607,403	8,364,031	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2023	Univar Solutions Inc.

	By:	/s/ Noelle J. Perkins
	Name:	Noelle J. Perkins
	Title:	Senior Vice President, General Counsel and Secretary